Exhibit 10.19

AMENDMENT TO EMPLOYMENT AGREEMENT

AMENDMENT dated as of March 6, 2013 to the Employment Agreement dated as of January 1, 2008 between Leonard Osser (the “Executive”) and Milestone Scientific Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Agreement was suspended with a remaining 40-month term upon the entry of the Executive and the Company into the Employment Agreement dated as of September 1, 2008; and

WHEREAS, the Company and the Executive wish to extend the employment term under the Agreement;

NOW THEREFORE, it is agreed as follows:

1.	Extension of Term. The term of employment under the Agreement is hereby extended to a term of 120-months from the date on which employment of the Executive recommences.

2.	Full Force and Effect. Except as amended hereby all of the terms and provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MILESTONE SCIENTIFIC INC.

By:	/s/ Joseph D’Agostino	/s/ Leonard Osser
	Joseph D’Agostino	Leonard Osser
Chief Financial Officer
Chief Operating Officer